                                                                       Agreement
                                                                          Page 1


                                    AGREEMENT

THIS AGREEMENT (collectively, with such Addenda and Exhibits as may from time to time be attached hereto, the "Agreement") is made as of October 6, 2000 ("Effective Date"), between Predictive Systems, Inc., a Delaware corporation, with its address at 417 Fifth Avenue, New York, NY 10016 ("Company"), and BellSouth MNS, Inc., a Delaware corporation with its address at 2400 Century Boulevard, Atlanta, GA 30345 ("BellSouth").

                                    RECITALS

WHEREAS, BellSouth develops, markets and provides, among other things, data center, telecommunications, and network services and seeks to further develop its data center, network, and application services business and as a key strategy to further enable itself and its customers for electronic commerce, Internet applications, and other electronic business applications.

WHEREAS, Company provides network consulting services in the areas of network and systems management, inter-network design and engineering, performance management and information security.

WHEREAS, in support of this strategy, [***]

WHEREAS, in support of this strategy, BellSouth plans to [***]

WHEREAS, Company and BellSouth desire to form a relationship ("Relationship") that seeks to

[***]

WHEREAS, Company and BellSouth desire to engage in cooperative promotional arrangements in connection with the Relationship, which may include

[***]

WHEREAS, Company and BellSouth desire to enter into a sales lead referral program.

                            PRIVATE/PROPRIETARY/LOCK

CONTAINS PRIVATE AND/OR PROPRIETARY INFORMATION. MAY NOT BE USED OR DISCLOSED OUTSIDE THE BELLSOUTH COMPANIES OR PREDICTIVE SYSTEMS EXCEPT PURSUANT TO A WRITTEN AGREEMENT. MUST BE STORED IN LOCKED FILES WHEN NOT IN USE.

***Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

                                                                       Agreement
                                                                          Page 2


                                  MASTER TERMS

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Company and BellSouth, hereby agree as follows:

A. SCOPE AND PURPOSE

         The purpose of this Agreement is to establish a mutually beneficial [***] relationship between BellSouth and Company ("Relationship"). The elements of the Relationship are set forth in the following exhibits, which are attached hereto and incorporated into this Agreement:

         1. Exhibit A, pursuant to which the parties will engage in cooperative promotional activities related to the Relationship;

         2. Exhibit B, which is reserved for possible future use;

         3. Exhibits C and D, pursuant to which the parties will engage in [***] to each other.

         This Agreement shall not create a legal representative or agency relationship between the parties. No party shall have the right or authority to assume, create, or incur any liability or obligation of any kind, expressed or implied, against, or in the name of, or in the behalf of the other party. No party shall have any power or authority to bind or commit the other party. Nothing contained in the Agreement shall be deemed or construed as creating a joint venture or partnership between the parties. No party shall have the power to control the activities and operations of any other party.

         Each party's relationship to the other party in the performance of this Agreement is that of an independent contractor. Personnel furnished by a party ("Party's Employees") to perform services hereunder shall at all times remain under that party's control and direction and shall be employees solely of that party. That party shall pay all wages, salaries and other amounts due its employees relative to this Agreement and shall be responsible for all obligations respecting them relating to FICA, income tax withholdings, unemployment compensation and other similar responsibilities. In the event that a party's independent status is denied or changed and that Party's Employees are declared to be "common law" employees with respect to work performed for another party, to the extent permitted by law, the employing party agrees to hold harmless from all taxes and costs, including reasonable attorneys' fees, as set forth above, that any other party may incur as a result of such change in status. Moreover, solely for purposes of complying with the Immigration Reform and Control Act of 1986 and its regulations ("IRCA"), each party warrants and agrees to the other party that, to the best of its ability, it will (i) not assign any individual to perform work hereunder who is an unauthorized alien under IRCA, (ii) immediately remove any alien discovered to be unauthorized from such work and replace him/her with one who is not an unauthorized alien, and
(iii) to the extent permitted by the law to indemnify and hold the other party harmless from all liabilities, damages, losses, or expenses and reasonable attorneys' fees arising out of a breach of this clause.

B. ADDITIONAL BUSINESS RELATIONSHIPS

         Company will discuss with BellSouth opportunities to [***]

C. ADVERTISING AND PUBLICITY

         The parties shall develop a mutually acceptable press release concerning the subject matter of this Agreement. The parties may also prepare other mutually acceptable public relations materials relating to this Agreement. All media releases, public announcements and public disclosures by either party regarding the Relationship shall be coordinated between and approved by both parties prior to release. Such approval shall not be unreasonably withheld or delayed by either party.

                            PRIVATE/PROPRIETARY/LOCK

CONTAINS PRIVATE AND/OR PROPRIETARY INFORMATION. MAY NOT BE USED OR DISCLOSED OUTSIDE THE BELLSOUTH COMPANIES OR PREDICTIVE SYSTEMS EXCEPT PURSUANT TO A WRITTEN AGREEMENT. MUST BE STORED IN LOCKED FILES WHEN NOT IN USE.

***Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

                                                                       Agreement
                                                                          Page 3


D. CONFIDENTIAL INFORMATION

         Each party acknowledges that it may acquire information and material that is the other party's confidential, proprietary or trade secret information. As used herein, "Information" means all information and documents disclosed by a party, whether written or oral, in the course of this Agreement or in contemplation hereof, that is marked "confidential", "proprietary", or "trade secret" or, if disclosed orally, is characterized as such and confirmed in writing as such a reasonable time after disclosure, and shall include all Technical Elements developed by or on behalf of the party prior to, or independently of, this Agreement, specifications, drawings, sketches, schematics, models, samples, tools, algorithms, technical or business information, research and development, production and engineering processes, costs, profit and margin information, customer lists, marketing, production and future business plans and any such information or materials of the party's agents, subcontractors or other suppliers received from the party.

         The receiving party agrees to take all steps reasonably necessary to hold in confidence disclosing party's Information, not to disclose it to third parties or to use it, in any way, commercially or otherwise, other than as permitted under this Agreement. The receiving party will limit the disclosure of the disclosing party's Information to employees, subcontractors, agents, representatives and other third parties with a need to know who perform under this Agreement who (i) have been advised of the proprietary nature thereof and
(ii) have been contractually obligated to maintain such confidentiality. The receiving party's obligations set forth herein shall remain in effect for two
(2) years from the receipt of disclosing party's Information considered or deemed to be confidential information, but such obligation of disclosing party's confidentiality will not expire for disclosing party's Information considered or deemed to be a trade secret under applicable law.

         Notwithstanding the other provisions of this Agreement, nothing received by either party from the other will be considered to be the disclosing party's Information if (i) it has been published or is otherwise available to the public other than by a breach of this Agreement, (ii) it has been rightfully and lawfully received by the receiving party from a third party without limitations or restrictions on its use or disclosure, (iii) it has been independently developed by the receiving party or by personnel having no access to disclosing party's Information, (iv) it was known by the receiving party prior to its first receipt from the disclosing party and such knowledge can be substantiated by reasonable documentation, (v) it is hereafter disclosed by the disclosing party without restriction on further disclosure, or (vi) it is required to be disclosed to any governmental agency or a court of competent jurisdiction pursuant to a written order, subpoena or by operation of law, provided the receiving party has given the disclosing party prior advance written notice in order that the disclosing party may attempt to obtain a protective order limiting disclosure and use of the information disclosed.

         Each party hereby agrees that every individual person including but not limited to employees, subcontractors, agents, representatives and other third parties who perform under this Agreement shall execute the appropriate documents to undertake obligations of confidentiality and limitations on use consistent with the terms set forth herein. Each party hereby agrees to provide evidence of such duly executed documents and/or copies to the other upon request.

E. PRIOR COMMITMENTS

         The parties represent that neither of them is negotiating to enter into any legal commitment(s) or is under any prior legal commitment(s) that would interfere with the good faith performance of this Agreement, except such commitments as have been disclosed to the other party on Exhibit E hereto.

F. NON-EXCLUSIVE AGREEMENT

         This Agreement does not create an exclusive relationship between the parties. Either party may freely contract with other parties for comparable or identical relationships.

G. INTELLECTUAL PROPERTY

         Except as specifically provided herein, no licenses under any patents, copyrights, trademarks, trade secrets or any other intellectual property, express or implied, are granted to either party under this Agreement.

H. FORCE MAJEURE

         Neither party shall be responsible for any delay or failure in performance of any part of this Agreement to the extent that such delay or failure is caused by fire, flood, lightning, explosion, war, strike, embargo, government requirement, civil or military authority, act of God, acts or omissions of carriers, or other similar causes beyond its reasonable control. If any such condition occurs, the party delayed or unable to perform shall give notice to the other party as soon as possible.

I. NOTICES

         Any notice or other information required or authorized by this Agreement to be given by either party to the other may be given by hand or sent (by first class prepaid mail, telex, cable, facsimile transmission, electronic mail or comparable means of communications) to the other party at the address referred to below. Any notice or other information given by mail pursuant to this section that is not returned to the sender as undelivered shall be deemed


                            PRIVATE/PROPRIETARY/LOCK

CONTAINS PRIVATE AND/OR PROPRIETARY INFORMATION. MAY NOT BE USED OR DISCLOSED OUTSIDE THE BELLSOUTH COMPANIES OR PREDICTIVE SYSTEMS EXCEPT PURSUANT TO A WRITTEN AGREEMENT. MUST BE STORED IN LOCKED FILES WHEN NOT IN USE.

                                                                       Agreement
                                                                          Page 4


to have been given on the fifth (5th) day after the envelope containing such notice or information was properly addressed, prepaid, registered and mailed. The fact that the envelope has not been so returned to the sender shall be sufficient evidence that such notice or information has been duly given. Any notice or other information sent by telex, cable, facsimile transmission, electronic mail or comparable means of communication shall be deemed to have been duly sent on the date of transmission, provided that a confirming copy thereof is sent by first class prepaid mail to the other party at the address referred to below, within twenty-four (24) hours after transmission.

         BellSouth:
                  [***]
                  2400 Century Blvd
                  Atlanta, GA, 30345
                  404-471-0756
         Company:
                  [***]
                  20 Mansell Court
                  Suite 200
                  Roswell, GA 30076

                  With a copy to:
                  Predictive Systems, Inc.
                  417 Fifth Avenue
                  New York, NY 10016
                  Attention: Legal Dept.

The above addresses may be changed at any time by giving thirty (30) days prior written notice as above provided.


J. COMPLIANCE WITH LAWS, ORDINANCES, REGULATIONS AND CODES

         Both parties shall comply with all applicable federal, state, county and local laws, ordinances, regulations and codes, including identification and procurement of required permits, certificates, approvals, and inspections in connection with the parties' performance hereunder.

K. SPECIAL RECOGNITION

         Both parties expressly recognize that each party is both a seller and reseller of products and services and that nothing agreed to herein is intended to limit, prohibit or restrict either party's merchandising activities in any way except as specified herein.

         Company expressly recognizes that BellSouth is affiliated with communications common carriers licensed by the Federal Communications Commission and state public utility commissions. This Agreement may be subject to such changes or modifications as any such regulatory body may from time to time direct in the exercise of its jurisdiction. In the event of a substantial change or deviation from the state of facts or the degree of regulation from that existing at the time of the execution of this Agreement that materially alters the obligations of either party under this Agreement, the affected party shall have the option to terminate any and all future obligations contemplated under this Agreement by providing written notice to the other party.

L. INTEGRATION CLAUSE

         This Agreement constitutes the entire Agreement between BellSouth and Company on the subject matter discussed herein. Exhibits A through F referred to herein and attached hereto are integral parts of this Agreement and are incorporated herein by this reference.

         No course of dealing or failure of either party to exercise any option or privilege or to strictly enforce any term, right or condition of this Agreement shall be construed as a waiver of such option, privilege, term, right or condition. All obligations hereunder incurred prior to the cancellation, termination, or expiration of this Agreement shall survive such cancellation, termination, or expiration.

         The headings of the sections herein are inserted for convenience only and are not intended to affect the meaning or interpretation of this Agreement.


                            PRIVATE/PROPRIETARY/LOCK

CONTAINS PRIVATE AND/OR PROPRIETARY INFORMATION. MAY NOT BE USED OR DISCLOSED OUTSIDE THE BELLSOUTH COMPANIES OR PREDICTIVE SYSTEMS EXCEPT PURSUANT TO A WRITTEN AGREEMENT. MUST BE STORED IN LOCKED FILES WHEN NOT IN USE.

***Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

                                                                       Agreement
                                                                          Page 5


M. ASSIGNMENT

         Any assignment or delegation, in whole or in part, of work to be performed or of any other interest, right or obligation hereunder without the other party's written consent, except an assignment confined solely to monies due or to become due, or unless otherwise provided herein, shall be void. BellSouth shall have the absolute right to assign this Agreement, in whole or in part, or any event or relationship that occurs as a direct result of this Agreement, to BellSouth Corporation or to one or more direct or indirect subsidiaries of BellSouth Corporation whether or not said entities are in existence on the date of execution hereof. Company shall have the absolute right to assign this Agreement, in whole or in part, or any event or relationship that occurs as a direct result of this Agreement, to one or more direct or indirect subsidiaries of Company whether or not said entities are in existence on the date of execution hereof.

         A party hereto may assign or transfer this Agreement to the successor of substantially all of its assets without the other party's consent, provided that (i) the transferee in writing agrees to assume the assigning party's obligations under this Agreement, and (ii) the assigning party delivers to the other party hereto written notice of any such assignment and transfer within thirty (30) days of such assignment and transfer, and a copy of the written assignment and transfer agreement. Such an assignment and transfer will not affect the assigning party's obligations to the other party under this Agreement.

N. CHOICE OF LAW

         The validity, construction, interpretation and performance of this entire Agreement and all transactions under it shall be governed by and construed in accordance with the domestic law of the State of Georgia without reference to the conflict of laws principles thereof. If any of the provisions of this Agreement shall be invalid or unenforceable under said law, such invalidity or unenforceability shall not invalidate or render unenforceable the entire Agreement but rather the entire Agreement shall be construed as if not containing the particular invalid or unenforceable provision or provisions, and the rights and obligations of Company and BellSouth shall be construed and enforced accordingly.

O. INDEMNIFICATION

         The parties agree to the following indemnification provisions that arise out of their respective capacities:

         (1) With respect to matters of liability that relate directly to use of the products or services of either party provided as the result of a referral under this Agreement, the providing party agrees to indemnify and save harmless the other party from any liabilities, lawsuits, penalties, claims or demands (including the costs, expenses and reasonable attorney's fees) that may be made by any third party for (a) injuries (including death) to persons, (b) physical damage to real or tangible property (excluding software or data) resulting from alleged defects in such products or services, or (c) breach of warranties.

         (2) With respect to matters of liability that do not relate directly to use of the products or services, each party shall indemnify and save harmless the other party from any liabilities, lawsuits, penalties, claims or demands (including the costs, expenses and reasonable attorney's fees) that may be made by (a) any third party for injuries (including death) to persons or physical damage to real or tangible property (excluding software or data) that solely results from the other party's negligent or willful acts or omissions or those of persons furnished by either party, its agents or subcontractors or (b) any employee or former employee of either party or any of its subcontractors for which the other party or its subcontractor's liability to such employee or former employee would otherwise be subject to payments under the state Worker's Compensation or similar laws.

         Each party agrees to notify the other promptly of any written claims or demands for which it is responsible hereunder. The indemnifying party shall defend or settle, at its own expense, any action or suit against the indemnified party; provided, however, that the indemnifying party shall not settle any such action or suit in a manner that imposes any obligation on the indemnified party without the prior written consent of such party, which consent shall not be unreasonably withheld. The party seeking indemnification shall notify the other party promptly of any claim for which the indemnifying party is responsible and shall cooperate with such party in every reasonable way to facilitate the defense or settlement of any such claim.

P. DISCLAIMERS

         NEITHER PARTY OFFERS ANY WARRANTY OF ANY KIND FOR THE PRODUCTS OR SERVICES THAT THE OTHER PARTY PROVIDES TO A CUSTOMER OR ANY OTHER PERSON OR ENTITY. ANY WARRANTY OBLIGATION SET FORTH IN ANY AGREEMENT BETWEEN A CUSTOMER AND THE SELLING PARTY SHALL BE UNDERTAKEN SOLELY BY SUCH PARTY. NEITHER PARTY MAKES ANY


                            PRIVATE/PROPRIETARY/LOCK

CONTAINS PRIVATE AND/OR PROPRIETARY INFORMATION. MAY NOT BE USED OR DISCLOSED OUTSIDE THE BELLSOUTH COMPANIES OR PREDICTIVE SYSTEMS EXCEPT PURSUANT TO A WRITTEN AGREEMENT. MUST BE STORED IN LOCKED FILES WHEN NOT IN USE.

                                                                       Agreement
                                                                          Page 6


REPRESENTATIONS OR WARRANTIES TO THE OTHER PARTY OR THE OTHER PARTY'S CUSTOMERS WITH REGARD TO THE PERFORMANCE OF THE OTHER PARTY'S PRODUCT OR SERVICES OR THEIR CONFORMANCE WITH APPLICABLE SPECIFICATIONS OR DOCUMENTATION. AS BETWEEN THE PARTIES OR BETWEEN A PARTY AND THE CUSTOMERS OF THE OTHER PARTY, ALL WARRANTIES WHETHER WRITTEN, ORAL, EXPRESS, OR IMPLIED, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, ARE HEREBY EXCLUDED.

         NEITHER PARTY SHALL BE LIABLE TO THE OTHER'S CUSTOMERS OR TO ANY OTHER PERSON OR ENTITY USING THE OTHER'S PRODUCTS OR SERVICES, IN WHOLE OR IN PART, FOR LOSS OF REVENUES, LOSS OF PROFITS, LOSS OF TIME, INCONVENIENCE, LOSS OF USE, OR ANY OTHER INCIDENTAL, SPECIAL, DIRECT, INDIRECT, PUNITIVE, OR CONSEQUENTIAL LOSS OR DAMAGE ARISING OUT OF THIS AGREEMENT, OR THE USE OR PERFORMANCE OF THE PRODUCTS OR SERVICES, IN WHOLE OR IN PART, WHETHER IN AN ACTION FOR OR ARISING OUT OF ALLEGED BREACH OF WARRANTY, ALLEGED BREACH OF CONTRACT, DELAY, NEGLIGENCE, STRICT TORT LIABILITY OR OTHERWISE. THIS CLAUSE SHALL SURVIVE FAILURE OF AN EXCLUSIVE REMEDY.

         IN NO EVENT SHALL EITHER PARTY, ITS PARENT CORPORATION, AFFILIATED COMPANIES OR SUPPLIERS BE LIABLE TO THE OTHER PARTY FOR SPECIAL, CONSEQUENTIAL, PUNITIVE, OR INDIRECT DAMAGES INCLUDING, BUT NOT LIMITED TO, LOSS OF PROFITS, LOSS OF DATA, LOSS OF USE, INTERRUPTION OF BUSINESS, OR OTHER LOSS AS A RESULT OF THIS AGREEMENT.

Q. LIMITATION OF LIABILITY

         TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE TOTAL AGGREGATE LIABILITY OF EITHER PARTY UNDER THIS AGREEMENT, REGARDLESS OF WHETHER SUCH LIABILITY IS BASED ON BREACH OF CONTRACT, TORT, STRICT LIABILITY, BREACH OF WARRANTIES, FAILURE OF ESSENTIAL PURPOSE OR OTHERWISE, SHALL BE LIMITED TO THE LESSER OF (1) THE FEES PAID FOR THE REFERRAL OUT OF WHICH THE LIABILITY ARISES OR (2) $100,000; PROVIDED, HOWEVER, THAT THE FOREGOING SHALL NOT LIMIT A PARTY'S LIABILITY UNDER THIS AGREEMENT FOR PAYMENT OF THE FEES DUE HEREUNDER, OR CLAIMS FOR INDEMNIFICATION HEREUNDER, ITS BREACHES OF CONFIDENTIALITY HEREUNDER, ITS WILFUL MISCONDUCT, OR ITS GROSS NEGLIGENCE.

R. TERM AND TERMINATION

         This Agreement shall commence on the Effective Date and shall continue in effect for five years from the Effective Date ("Term") unless earlier terminated as set out below. This Agreement may be terminated by either party at any time upon 30 days written notice to the other party. Upon any expiration or early termination of this Agreement, the rights and obligations of the parties under this Agreement will terminate.


                            PRIVATE/PROPRIETARY/LOCK

CONTAINS PRIVATE AND/OR PROPRIETARY INFORMATION. MAY NOT BE USED OR DISCLOSED OUTSIDE THE BELLSOUTH COMPANIES OR PREDICTIVE SYSTEMS EXCEPT PURSUANT TO A WRITTEN AGREEMENT. MUST BE STORED IN LOCKED FILES WHEN NOT IN USE.

                                                                       Agreement
                                                                          Page 7


S. SURVIVAL OF OBLIGATIONS

         Any respective obligations of BellSouth and Company hereunder that by their nature would continue beyond the termination, cancellation or expiration of this Agreement, including, by way of example but not limited to, "CONFIDENTIAL INFORMATION," "RECORDS AND AUDIT" and "INDEMNIFICATION," shall survive such termination, cancellation or expiration.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above-written.


COMPANY:                                     BELLSOUTH:

PREDICTIVE SYSTEMS, INC.                     BELLSOUTH MNS, INC.



/s/ David J. Ouellette                       /s/ Donna A. Lee
-----------------------------------          -----------------------------------
Signature                                    Signature


David J. Ouellette                           Donna A. Lee
-----------------------------------          -----------------------------------
Name (Printed)                                                    Name (Printed)


Date: 10/6/00                                Date: 10/3/00
     ------------------------------               ------------------------------










                            PRIVATE/PROPRIETARY/LOCK

CONTAINS PRIVATE AND/OR PROPRIETARY INFORMATION. MAY NOT BE USED OR DISCLOSED OUTSIDE THE BELLSOUTH COMPANIES OR PREDICTIVE SYSTEMS EXCEPT PURSUANT TO A WRITTEN AGREEMENT. MUST BE STORED IN LOCKED FILES WHEN NOT IN USE.